Exhibit 24

                               POWER OF ATTORNEY



      KNOW ALL MEN BY THESE PRESENTS, that I, JOHN E. MACK III, Chairman of the Board, a Principal Executive Officer and a Director of Central Hudson Gas & Electric Corporation ("Corporation"), have made, constituted and appointed, and by these presents do make, constitute and appoint, PAUL J. GANCI, DONNA S. DOYLE, STEVEN V. LANT, WILLIAM P. REILLY, and each of them, my true and lawful attorneys, for me and in my name, place and stead, and in my office and capacity as aforesaid, to sign and file the Corporation's Annual Report, on Form 10-K, for the year ended December 31, 1998, with the Securities and Exchange Commission, pursuant to the applicable provisions of the Securities Exchange Act of 1934, together with any and all amendments and supplements to said Annual Report and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith, hereby granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in the premises as fully, to all intents and purposes, as I might or could do if personally present, hereby ratifying and confirming in all respects all that said attorneys or any of them may or shall lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, I have set my hand and seal this 29th day of January, 1999.



                                      /s/ JOHN E. MACK III     L.S.

STATE OF NEW YORK  )
                      : ss.:
COUNTY OF DUTCHESS )

      On this 29th day of January, 1999, before me personally came JOHN E. MACK III to me known and known to me to be the individual described in and who executed the foregoing instrument, and duly acknowledged to me that he executed the same.




                                       /s/ DONNA M. GIAMETTA
                                            Notary Public

                                                                      Exhibit 24

                               POWER OF ATTORNEY



      KNOW ALL MEN BY THESE PRESENTS, that I, PAUL J. GANCI, President and Chief Executive Officer, a Principal Executive Officer and a Director of Central Hudson Gas & Electric Corporation ("Corporation"), have made, constituted and appointed, and by these presents do make, constitute and appoint, JOHN E. MACK III, DONNA S. DOYLE, STEVEN V. LANT, WILLIAM P. REILLY, and each of them, my true and lawful attorneys, for me and in my name, place and stead, and in my office and capacity as aforesaid, to sign and file the Corporation's Annual Report, on Form 10-K, for the year ended December 31, 1998, with the Securities and Exchange Commission, pursuant to the applicable provisions of the Securities Exchange Act of 1934, together with any and all amendments and supplements to said Annual Report and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith, hereby granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in the premises as fully, to all intents and purposes, as I might or could do if personally present, hereby ratifying and confirming in all respects all that said attorneys or any of them may or shall lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, I have set my hand and seal this 29th day of January, 1999.


                                      /s/ PAUL J. GANCI        L.S.

STATE OF NEW YORK  )
                      : ss.:
COUNTY OF DUTCHESS )

      On this 29th day of January, 1999, before me personally came PAUL J. GANCI to me known and known to me to be the individual described in and who executed the foregoing instrument, and duly acknowledged to me that he executed the same.




                                       /s/ DONNA M. GIAMETTA
                                             Notary Public

                                                                      Exhibit 24

                               POWER OF ATTORNEY



      KNOW ALL MEN BY THESE PRESENTS, that I, EDWARD P. SWYER, a Director of Central Hudson Gas & Electric Corporation ("Corporation"), have made, constituted and appointed, and by these presents do make, constitute and appoint, JOHN E. MACK III, PAUL J. GANCI, DONNA S. DOYLE, STEVEN V. LANT, WILLIAM P. REILLY, and each of them, my true and lawful attorneys, for me and in my name, place and stead, and in my office and capacity as aforesaid, to sign and file the Corporation's Annual Report, on Form 10-K, for the year ended December 31, 1998, with the Securities and Exchange Commission, pursuant to the applicable provisions of the Securities Exchange Act of 1934, together with any and all amendments and supplements to said Annual Report and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith, hereby granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in the premises as fully, to all intents and purposes, as I might or could do if personally present, hereby ratifying and confirming in all respects all that said attorneys or any of them may or shall lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, I have set my hand and seal this 29th day of January, 1999.

                                      /s/ EDWARD P. SWYER      L.S.

STATE OF NEW YORK  )
                      : ss.:
COUNTY OF DUTCHESS )

      On this 29th day of January, 1999, before me personally came EDWARD P. SYWER to me known and known to me to be the individual described in and who executed the foregoing instrument, and duly acknowledged to me that he executed the same.




                                       /s/ DONNA M. GIAMETTA
                                            Notary Public

                                                                      Exhibit 24

                               POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS, that I, JACK EFFRON, a Director of Central Hudson Gas & Electric Corporation ("Corporation"), have made, constituted and appointed, and by these presents do make, constitute and appoint, JOHN E. MACK III, PAUL J. GANCI, DONNA S. DOYLE, STEVEN V. LANT, WILLIAM P. REILLY, and each of them, my true and lawful attorneys, for me and in my name, place and stead, and in my office and capacity as aforesaid, to sign and file the Corporation's Annual Report, on Form 10-K, for the year ended December 31, 1998, with the Securities and Exchange Commission, pursuant to the applicable provisions of the Securities Exchange Act of 1934, together with any and all amendments and supplements to said Annual Report and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith, hereby granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in the premises as fully, to all intents and purposes, as I might or could do if personally present, hereby ratifying and confirming in all respects all that said attorneys or any of them may or shall lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, I have set my hand and seal this 29th day of January, 1999.

                                      /s/ JACK EFFRON          L.S.

STATE OF NEW YORK  )
                      : ss.:
COUNTY OF DUTCHESS )

      On this 29th day of January, 1999, before me personally came JACK EFFRON to me known and known to me to be the individual described in and who executed the foregoing instrument, and duly acknowledged to me that he executed the same.



                                       /s/ DONNA M. GIAMETTA
                                            Notary Public

                                                                      Exhibit 24

                               POWER OF ATTORNEY



      KNOW ALL MEN BY THESE PRESENTS, that I, HEINZ K. FRIDRICH, a Director of Central Hudson Gas & Electric Corporation ("Corporation"), have made, constituted and appointed, and by these presents do make, constitute and appoint, JOHN E. MACK III, PAUL J. GANCI, DONNA S. DOYLE, STEVEN V. LANT, WILLIAM P. REILLY, and each of them, my true and lawful attorneys, for me and in my name, place and stead, and in my office and capacity as aforesaid, to sign and file the Corporation's Annual Report, on Form 10-K, for the year ended December 31, 1998, with the Securities and Exchange Commission, pursuant to the applicable provisions of the Securities Exchange Act of 1934, together with any and all amendments and supplements to said Annual Report and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith, hereby granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in the premises as fully, to all intents and purposes, as I might or could do if personally present, hereby ratifying and confirming in all respects all that said attorneys or any of them may or shall lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, I have set my hand and seal this 29th day of January, 1999.

                                      /s/ HEINZ K. FRIDRICH    L.S.

STATE OF NEW YORK  )
                      : ss.:
COUNTY OF DUTCHESS )

      On this 29th day of January, 1999, before me personally came HEINZ K. FRIDRICH to me known and known to me to be the individual described in and who executed the foregoing instrument, and duly acknowledged to me that he executed the same.




                                       /s/ DONNA M. GIAMETTA
                                            Notary Public

                                                                      Exhibit 24

                               POWER OF ATTORNEY



            KNOW ALL MEN BY THESE PRESENTS, that I, EDWARD F. X. GALLAGHER, a Director of Central Hudson Gas & Electric Corporation ("Corporation"), have made, constituted and appointed, and by these presents do make, constitute and appoint, JOHN E. MACK III, PAUL J. GANCI, DONNA S. DOYLE, STEVEN V. LANT, WILLIAM P. REILLY, and each of them, my true and lawful attorneys, for me and in my name, place and stead, and in my office and capacity as aforesaid, to sign and file the Corporation's Annual Report, on Form 10-K, for the year ended December 31, 1998, with the Securities and Exchange Commission, pursuant to the applicable provisions of the Securities Exchange Act of 1934, together with any and all amendments and supplements to said Annual Report and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith, hereby granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in the premises as fully, to all intents and purposes, as I might or could do if personally present, hereby ratifying and confirming in all respects all that said attorneys or any of them may or shall lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, I have set my hand and seal this 29th day of January, 1999.

                                     /s/ EDWARD F. X. GALLAGHER L.S.

STATE OF NEW YORK  )
                      : ss.:
COUNTY OF DUTCHESS )

On this 29th day of January, 1999, before me personally came EDWARD F. X. GALLAGHER to me known and known to me to be the individual described in and who executed the foregoing instrument, and duly acknowledged to me that he executed the same.




                                       /s/ DONNA M. GIAMETTA
                                            Notary Public

                                                                      Exhibit 24

                               POWER OF ATTORNEY



      KNOW ALL MEN BY THESE PRESENTS, that I, CHARLES LAFORGE, a Director of Central Hudson Gas & Electric Corporation ("Corporation"), have made, constituted and appointed, and by these presents do make, constitute and appoint, JOHN E. MACK III, PAUL J. GANCI, DONNA S. DOYLE, STEVEN V. LANT, WILLIAM P. REILLY, and each of them, my true and lawful attorneys, for me and in my name, place and stead, and in my office and capacity as aforesaid, to sign and file the Corporation's Annual Report, on Form 10-K, for the year ended December 31, 1998, with the Securities and Exchange Commission, pursuant to the applicable provisions of the Securities Exchange Act of 1934, together with any and all amendments and supplements to said Annual Report and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith, hereby granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in the premises as fully, to all intents and purposes, as I might or could do if personally present, hereby ratifying and confirming in all respects all that said attorneys or any of them may or shall lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, I have set my hand and seal this 29th day of January, 1999.


                                      /s/ CHARLES LAFORGE     L.S.

STATE OF NEW YORK  )
                      : ss.:
COUNTY OF DUTCHESS )

      On this 29th day of January, 1999, before me personally came CHARLES LAFORGE to me known and known to me to be the individual described in and who executed the foregoing instrument, and duly acknowledged to me that he executed the same.




                                       /s/ DONNA M. GIAMETTA
                                            Notary Public

                                                                      Exhibit 24

                               POWER OF ATTORNEY



      KNOW ALL MEN BY THESE PRESENTS, that I, FRANCES D. FERGUSSON, a Director of Central Hudson Gas & Electric Corporation ("Corporation"), have made, constituted and appointed, and by these presents do make, constitute and appoint, JOHN E. MACK III, PAUL J. GANCI, DONNA S. DOYLE, STEVEN V. LANT, WILLIAM P. REILLY, and each of them, my true and lawful attorneys, for me and in my name, place and stead, and in my office and capacity as aforesaid, to sign and file the Corporation's Annual Report, on Form 10-K, for the year ended December 31, 1998, with the Securities and Exchange Commission, pursuant to the applicable provisions of the Securities Exchange Act of 1934, together with any and all amendments and supplements to said Annual Report and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith, hereby granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in the premises as fully, to all intents and purposes, as I might or could do if personally present, hereby ratifying and confirming in all respects all that said attorneys or any of them may or shall lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, I have set my hand and seal this 29th day of January, 1999.

                                      /s/ FRANCES D. FERGUSSON  L.S.

STATE OF NEW YORK  )
                      : ss.:
COUNTY OF DUTCHESS )

      On this 29th day of January, 1999, before me personally came FRANCES D. FERGUSSON to me known and known to me to be the individual described in and who executed the foregoing instrument, and duly acknowledged to me that she executed the same.




                                       /s/ DONNA M. GIAMETTA
                                            Notary Public

                                                                      Exhibit 24

                               POWER OF ATTORNEY



      KNOW ALL MEN BY THESE PRESENTS, that I, DONNA S. DOYLE, Controller and Principal Accounting Officer of Central Hudson Gas & Electric Corporation ("Corporation"), have made, constituted and appointed, and by these presents do make, constitute and appoint, JOHN E. MACK III, PAUL J. GANCI, STEVEN V. LANT, WILLIAM P. REILLY, and each of them, my true and lawful attorneys, for me and in my name, place and stead, and in my office and capacity as aforesaid, to sign and file the Corporation's Annual Report, on Form 10-K, for the year ended December 31, 1998, with the Securities and Exchange Commission, pursuant to the applicable provisions of the Securities Exchange Act of 1934, together with any and all amendments and supplements to said Annual Report and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith, hereby granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in the premises as fully, to all intents and purposes, as I might or could do if personally present, hereby ratifying and confirming in all respects all that said attorneys or any of them may or shall lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, I have set my hand and seal this 29th day of January, 1999.

                                      /s/ DONNA S. DOYLE       L.S.

STATE OF NEW YORK  )
                      : ss.:
COUNTY OF DUTCHESS )

      On this 29th day of January, 1999, before me personally came DONNA S. DOYLE to me known and known to me to be the individual described in and who executed the foregoing instrument, and duly acknowledged to me that he executed the same.




                                       /s/ DONNA M. GIAMETTA
                                            Notary Public

                                                                      Exhibit 24
                               POWER OF ATTORNEY



      KNOW ALL MEN BY THESE PRESENTS, that I, STEVEN V. LANT, Chief Financial Officer, Treasurer and Corporate Secretary and the Principal Financial Officer of Central Hudson Gas & Electric Corporation ("Corporation"), have made, constituted and appointed, and by these presents do make, constitute and appoint, JOHN E. MACK III, PAUL J. GANCI, DONNA S. DOYLE, STEVEN V. LANT, WILLIAM P. REILLY, and each of them, my true and lawful attorneys, for me and in my name, place and stead, and in my office and capacity as aforesaid, to sign and file the Corporation's Annual Report, on Form 10-K, for the year ended December 31, 1998, with the Securities and Exchange Commission, pursuant to the applicable provisions of the Securities Exchange Act of 1934, together with any and all amendments and supplements to said Annual Report and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith, hereby granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in the premises as fully, to all intents and purposes, as I might or could do if personally present, hereby ratifying and confirming in all respects all that said attorneys or any of them may or shall lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, I have set my hand and seal this 29th day of January, 1999.

                                      /s/ STEVEN V. LANT       L.S.

STATE OF NEW YORK  )
                      : ss.:
COUNTY OF DUTCHESS )

      On this 29th day of January, 1999, before me personally came STEVEN V. LANT to me known and known to me to be the individual described in and who executed the foregoing instrument, and duly acknowledged to me that he executed the same.




                                       /s/ DONNA M. GIAMETTA
                                            Notary Public